UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2014

VACCINOGEN, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-54997	14-1997223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5300 Westview Drive, Suite 406, Frederick, MD	21703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 668-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Director

On August 25, 2014, John Nicolis tendered his resignation as a director of Vaccinogen. Mr. Nicolis’ resignation was not because of any disagreements with Vaccinogen on matters relating to its operations, policies and practices

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINOGEN, INC.

(Registrant)

Date: August 29, 2014	By:	/s/Andrew Tussing
Andrew Tussing
President and Chief Executive Officer

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